EXHIBIT 10.5

                  THE WARRANT THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT.

                    No. of Shares of Common Stock: 1,320,000
                                                   ---------

                                     WARRANT


                           To Purchase Common Stock of

                           American Inflatables, Inc.

                  THIS IS TO CERTIFY THAT Universal Consultants,  Inc., a Nevada
                                          ----------------------------
Corporation, or its registered assigns, is entitled, at any time from the Warrant Issuance Date (as hereinafter defined) to the Expiration Date (as hereinafter defined ), to purchase from American Inflatables, Inc., a Delaware corporation (the "Company"), One Million Three Hundred Twenty Thousand
                                ------------------------------------------------
(1,320,000)  Common Shares (as hereinafter  defined and subject to adjustment as
-----------
provided herein), in whole or in part, including fractional parts, at a purchase price per share equal to twenty-five cents ($.25) (subject to any adjustments made to such amount pursuant to Section 4 hereto) on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS
     -----------

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares) by a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Holder.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

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
                  "Closing Date" shall have the meaning set forth herein.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.01 per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include ( i ) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and ( ii ) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.

                  "Current Warrant Price" shall mean twenty-five cents ($.25) subject to any adjustments to such amount made in accordance with Section 4 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean December 31, 2003.

                  "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, including without limitation the shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

                  "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System for the National Market,
("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be, for the five (5) trading days immediately preceding the date of determination.

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

                 "Other Property" shall have the meaning set forth in Section 4.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government
(whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrant Issuance Date" shall mean any date on which Warrants are issued pursuant to the Securities Purchase Agreement.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to ( i ) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by ( ii ) the Current Warrant Price as of the date of such exercise.

                  "Warrant   Stock"  shall  mean  the  shares  of  Common  Stock
purchased by the holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANT
     -------------------

                  2.1. Manner of Exercise. From and after the Warrant Issuance Date and until 5:00 P.M. California time, on the Expiration Date, Holder may exercise this warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

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

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at the office or agency designated by the Company pursuant in Section 12, ( i ) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, ( ii ) payment by case, check or bank draft payable to the Company of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank or by the holder's surrender of Warrant Stock (or the right to receive such number of shares) having an aggregate Market Price equal to the Warrant Price for all shares then being purchased and ( iii ) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses ( i ), ( ii ) and ( iii ) above, the Company shall, as promptly as practicable, and in any event with five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Price. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  The Holder shall be entitled to exercise the Warrant notwithstanding the commencement of any case under 11 U.S.C. SS 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. SS 362 in respect of the Holder's exercise right. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. SS 362 in respect of the exercise of the Warrant. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. SS 362.

                  2.2. Payment of Taxes and Charges. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the relevant exercise date.

                  2.4. Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; provided, however, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.

                  2.5. Right to Convert Warrant. The Holder shall have the right to convert, in whole or in part, this Warrant (the "Conversion Right") at any time prior to the expiration of the Exercise Period, into shares of Common Stock in accordance with this Section 2.5. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the portion of this Warrant being converted at the time the Conversion Right is exercised (determined by subtracting the Warrant Price for the portion of this Warrant being converted in effect immediately prior to the exercise of the Conversion Right from the amount obtained by multiplying the number of shares of Common Stock issuable upon the whole or partial exercise of this Warrant, as the case may be, by the Market Price immediately prior to the exercise of the Conversion Right) by (y) the Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day be delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company, exercising the Conversion Right and specifying ( i ) the total number of shares of Common Stock the Holder will purchase pursuant to the conversion and ( ii ) a place and date not less than two (2) nor more than twenty (20) Business Days from the date of the Subscription Notice for the closing of such purchase.

                  At any closing under this Section 2.5, ( i ) the Holder will surrender this Warrant and ( ii ) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion. If this Warrant shall have been converted only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates and/or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

3.   TRANSFER, DIVISION AND COMBINATION
     ----------------------------------

                  3.1. Transfer. Subject to compliance with Sections 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section  2.1 or the  office or agency  designated  by the  Company  pursuant  to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3.  Expenses.   The  Company   shall  prepare,   issue   and
deliver at its own expense the new Warrant or Warrants under this Section 3.

                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS
     -----------

                  The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                           (a) take a record of the  holders of its Common Stock
for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock.

                           (b) subdivide its outstanding  shares of Common Stock
into a larger number of shares of
Common Stock, or

                           (c) combine its  outstanding  shares of Common  Stock
into a smaller number of shares of
Common Stock,

                  then ( i ) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and ( ii ) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  No adjustment of the Current Warrant Price shall be made in an amount less than 1% of such Current Warrant Price, but any such lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which together with any adjustments so carried forward shall aggregate an amount equal to or greater than 1% of such Current Warrant Price.

                  4.2. Reorganization,  Reclassification,  Merger, Consolidation
or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate, subject to the Holder's consent, in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.3. No Voting Rights. This Warrant shall not entitle its Holder to any voting rights or other rights as a shareholder of the Company.

5.   NOTICES TO HOLDER
     -----------------

                  5.l. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.4 or 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 12, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder, its representatives, or any prospective purchaser of a Warrant designated by the Holder.

                  5.2.   Notice of Corporate Action.  If at any time

                           (a) the  Company  shall take a record of the  holders
of its Common Stock for the purpose of entitling them to receive a dividend or other distribution whether in cash, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever, or to receive any warrants or other rights (including, without limitation, rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever), or

                           (b) there shall be any capital  reorganization of the
Company, any reclassification or
recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company, to another corporation, or

                           (c)  there  shall  be  a  voluntary  or   involuntary
dissolution, liquidation or winding up of the
Company:

then, in any one or more of such cases, the Company shall give to Holder ( i ) at least thirty (30) Business Days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and ( ii ) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up at least thirty (3) Business Days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify ( i ) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right and the amount and character thereof, and ( ii ) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14.2.

                  A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

6.   NO IMPAIRMENT
     -------------

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK
     ---------------------------------------------

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized by unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

8.   TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS
     --------------------------------------------------

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY
     -------------------------------

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.l. Restrictive Legend. The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until (i ) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

                           (a)  Each  certificate  for  Warrant  Stock  issuable
hereunder shall bear a legend substantially worded as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

                                    "The   securities    represented   by   this
                  certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The securities may not be offered for sale, sold, assigned, offered, transferred or otherwise distributed for value except (i ) pursuant to an effective registration statement under the Act or any state securities laws or (ii) pursuant to an exemption from registration or prospectus delivery requirements under the Act or any state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

                  (b) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                    "This Warrant and the securities represented
                  hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be transferred in violation of such Act, the rules and regulations thereunder or any state securities laws or the provisions of this Warrant."

                  9.2. Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give five (5) days prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act or state securities laws. After the Company's receipt of the Transfer Notice and opinion, such Holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and the Warrant issued upon such Transfer shall bear the restrictive legends set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants and the Warrants Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.l shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i ) when and as long as such security shall have been effectively registered under the Securities Act and applicable state securities laws and disposed or pursuant thereto or (ii ) when the Company shall have received an opinion of counsel that such shares may be transferred without registration thereof under the Securities Act and applicable state securities laws. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS OF TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTION 9 HEREOF TERMINATED ON ____________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legends set forth in Section 9.1.

                  9.4. Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extend permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during the Exercise Period.

10.   SUPPLYING INFORMATION
      ---------------------

                  The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.   LOSS OR MUTILATION
      ------------------

                  Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.   OFFICE OF THE COMPANY
      ---------------------

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant, such office to be initially located at 947 Newhall Street, Costa Mesa, California 92627, phone
(949) 515-1776, fax (949) 515-9765; provided, however, that the Company shall provide prior written notice to Holder of a change in address no less than thirty (30) days prior to such change.

13.   LIMITATION OF LIABILITY
      -----------------------

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.   MISCELLANEOUS
      -------------

                  14.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such rights or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any direct and indirect losses, damages, costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  14.2. Notice Generally. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

(a)      if to the Company, to:     American Inflatables, Inc.
                                    947 Newhall Street
                                    Costa Mesa, California 92627
                                    Attention:  Gregg Mulholland
                                    Phone:  (949) 515-1776
                                    Fax:  (949) 515-9765

         with a copy to:            Stepp & Beauchamp, LLP
                                    1301 Dove Street, Suite 480
                                    Newport Beach, California 92660-2422
                                    Attention:  Thomas E. Stepp, Jr., Esq.
                                    Phone:  (949) 660-9700
                                    Fax:  (949) 660-9010

(b)      if to the Purchaser to:



         with a copy to:



                  The Company or the Holder may change the foregoing address by notice given pursuant to this Section
14.2.

                  14.3. Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant.

                  14.4. Remedies. Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  14.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  14.6. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and the Holder.

                  14.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extend of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  14.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  14.9 Governing Law. This Warrant shall be governed by the laws of the State of California, without regard to the provisions thereof relating to conflict of laws. The Company consents to the jurisdiction of the federal courts whose districts encompass any part of the city of Costa Mesa in the County of Orange or the state courts of the State of California in connection with any dispute arising under this Warrant or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:                                   American Inflatables, Inc.
      --------------------


                                          By:
                                              --------------------------
                                                   Gregg Mulholland
                                                   President and CEO

Attest:


By:
     ---------------------
Name:
Title: